UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 284 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

245 First Street, Suite 1800, Cambridge, MA 02142

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 6, 2014, Minerva Neurosciences, Inc. (the “Company”) issued a press release announcing its financial condition and results of operations for the three months ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

This information contained or incorporated herein, including the presentation furnished as Exhibit 99.1, is being furnished, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2014, the Board of Directors (the “Board”) of the Company appointed Dr. Remy Luthringer, Ph.D., as President and Chief Scientific Officer of the Company. Dr. Rogerio Vivaldi, MD, MBA, who previously served as President of the Company, will remain the Chief Executive Officer of the Company. In connection with Dr. Luthringer’s appointment as President and Chief Scientific Officer of the Company, his annual base salary was increased to $376,000 and Dr. Luthringer, age 54, will be eligible for an annual bonus of up to 50% of his base salary based upon the achievement of performance targets. The other terms of Dr. Luthringer’s employment remain unchanged and are as set forth in his Employment Agreement, dated as of April 8, 2014, previously filed on April 9, 2014 as Exhibit 10.22 to the Company’s registration statement on Form S-1, which is incorporated herein by reference.

Biographical information concerning Dr. Luthringer is contained in the Company’s prospectus filed pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, on July 1, 2014 (the “Prospectus”).

There is no agreement or understanding between Dr. Luthringer and any other person pursuant to which he was appointed as the President and Chief Scientific Officer of the Company, nor are there any family relationships between Dr. Luthringer and any director or executive officer of the Company. Except as set forth in the Prospectus, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Dr. Luthringer had, or will have, a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1*	Employment Agreement between Remy Luthringer and Mind-NRG SA, the Company’s subsidiary, dated as of April 8, 2014

99.1	Press Release of the Company dated November 6, 2014

*	Previously filed as Exhibit 10.22 to the Company’s registration statement on Form S-1 filed with the Commission on April 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

Date:	November 6, 2014	By:	/s/ Rogerio Vivaldi Coelho MD, MBA

		Name:	Rogerio Vivaldi Coelho MD, MBA
		Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit	Description

10.1*	Employment Agreement between Remy Luthringer and Mind-NRG SA, the Company’s subsidiary, dated as of April 8, 2014

99.1	Press Release of the Company dated November 6, 2014

*	Previously filed as Exhibit 10.22 to the Company’s registration statement on Form S-1 filed with the Commission on April 9, 2014.